SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     ______


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 19, 1995


                       NL INDUSTRIES, INC.
       (Exact name of registrant as specified in charter)



New Jersey                       1-640                     13-5267260
(State or other         (Commission File No.)       (Employer ID No.)
jurisdiction of
incorporation)



16825 Northchase Dr., Suite 1200, Houston, Texas               77060
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code     (713) 423-3300


                          Not Applicable
   (Former name or former address, if changed since last report)






Item 5.   Other Events.


     On October 19, 1995, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          (i)  Exhibit 99.1.  Press Release dated October 19, 1995.



                         *      *      *      *      *




                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NL INDUSTRIES, INC.
                                   (Registrant)



                                   /s/ Dennis G. Newkirk
                                   Dennis G. Newkirk
                                   Vice President & Controller







Dated: October 24, 1995